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                                                                   EXHIBIT 4.3.8

                         EIGHTH MODIFICATION AGREEMENT

                 This EIGHTH MODIFICATION AGREEMENT, dated as of May 17, 1995, is made by and among (i) Food 4 Less Supermarkets, Inc., a Delaware corporation ("Supermarkets"), (ii) Alpha Beta Company, a California corporation ("Alpha Beta"), Cala Foods, Inc., a California corporation ("Cala"), Falley's, Inc., a Kansas corporation ("Falley's"), and Food 4 Less Merchandising, Inc., a California corporation (together with Alpha Beta, Cala and Falley's, the "Subsidiary Borrowers"), (iii) Bay Area Warehouse Stores, Inc., a California corporation, Bell Markets, Inc., a California corporation, Cala Co., a Delaware corporation, Food 4 Less GM, Inc., a California corporation, Food 4 Less of California, Inc., a California corporation, and Food 4 Less of Southern California, Inc., a Delaware corporation (together with Supermarkets and the Subsidiary Borrowers, the "Loan Parties"), (iv) the Lender Parties (as defined in the Credit Agreement referred to below) whose signatures appear on the execution pages hereof, (v) Bankers Trust Company, Citicorp North America, Inc. ("Citicorp") and Chemical Bank (successor in interest to Manufacturers Hanover Trust Company), as co-agents for the Lender Parties (in such capacity, the "Co-Agents"), and (vi) Citicorp, as administrative agent for the Lender Parties (in such capacity, the "Administrative Agent").

                 PRELIMINARY STATEMENTS:

                 (1) Supermarkets, the Subsidiary Borrowers, the Lenders, the Designated Issuers of the Lenders, the Co-Agents and the Administrative Agent have entered into a Credit Agreement dated as of June 17, 1991, as amended by the First Modification Agreement dated as of January 24, 1992, the Second Modification Agreement dated as of April 13, 1992, the Third Modification Agreement dated as of September 15, 1992, the Fourth Modification Agreement dated as of October 9, 1992, the Fifth Modification Agreement dated as of December 21, 1992, the Sixth Modification Agreement dated as of November 22, 1994 and the Seventh Modification Agreement dated as of January 23, 1995 (as so amended, the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                 (2) The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein. The undersigned Lender Parties have agreed to do so as hereinafter set forth upon the terms and conditions set forth below.


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                 SECTION 1.  Amendments to Credit Agreement.  Subject to the
fulfillment of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

                 (a) Section 1.01 of the Credit Agreement is amended as follows:

                          (i)   The definition of "Fiscal Year" in Section 1.01
is amended to read as follows:

                          "Fiscal Year" means a fiscal year of Supermarkets and
                 its Subsidiaries ending on the Sunday that is closest to January 31, of any year or such other fiscal year as may be approved from time to time by the Co-Agents. Any reference herein to a Fiscal Year followed by a specific year shall mean the Fiscal Year which commences during such specified year.

                          (ii) The definition of "Earnings" in Section 1.01 is amended by adding the following clause to the end thereof immediately following the words "from one format to another": "; and provided further, however, that for purposes of calculating Earnings in connection with the financial covenants contained in Sections 7.03(a)(ii), 7.03(e)(ii) and 7.03(f)(iii) hereof, such calculation of Earnings shall not include the period beginning on January 8, 1995 and ending on January 29, 1995.".

                 (b) Section 1.02 of the Credit Agreement is amended by adding the following sentence to the end thereof immediately following the words "change had occurred":

         "For all purposes under this Agreement, including without limitation for purposes of determining accounting treatment under GAAP, for Fiscal Years 1995 and thereafter, the Borrower may include the interest component of the self-insurance reserve in Interest Expense rather than as a part of Selling, General and Administrative Expenses."

                 (c) Section 7.02(e)(ii) of the Credit Agreement is amended by deleting the figure under the heading "Amount" opposite "1995" and inserting in lieu of such figure "$60,000,000".

                 (d) Section 7.02(e)(iii) of the Credit Agreement is amended as follows:

                          (i) Section 7.02(e)(iii)(A) is amended by deleting the two lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:





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                          "First Semiannual Period                  $35,100,000
                          Second Semiannual Period                  $12,900,000"

                          (ii) Section 7.02(e)(iii)(B) is amended by deleting the two lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                                   "First Semiannual Period                  $0
                                   Second Semiannual Period                  $0"

                          (iii) Section 7.02(e)(iii) is hereby amended by adding to the end thereof the following clause immediately following the words "have occurred and be continuing": ", and (3) for purposes of calculating the sum of subclauses (A), (B) and (C) of this Section 7.02(e)(iii) only, the Additional Capex Allowance described in Section 7.02(e)(iii)(C) for the First and Second Semiannual Periods of Fiscal Year 1995 shall be deemed to be zero."

                 (e) Section 7.03(a)(ii) of the Credit Agreement is amended by deleting the four lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                         "First Fiscal Quarter                     0.85 to 1.00
                         Second Fiscal Quarter                     0.81 to 1.00
                         Third Fiscal Quarter                      0.80 to 1.00
                         Fourth Fiscal Quarter                     0.80 to 1.00"

                 (f) Section 7.03(b) of the Credit Agreement is amended by deleting the four lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                         "First Fiscal Quarter                     5.00 to 1.00
                         Second Fiscal Quarter                     4.90 to 1.00
                         Third Fiscal Quarter                      4.60 to 1.00
                         Fourth Fiscal Quarter                     4.58 to 1.00"

                 (g) Section 7.03(c) of the Credit Agreement is amended by deleting the four lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                         "First Fiscal Quarter                     $200,000,000
                         Second Fiscal Quarter                     $203,170,000
                         Third Fiscal Quarter                      $202,659,000
                         Fourth Fiscal Quarter                     $201,580,000"

                 (h) Section 7.03(e)(ii) of the Credit Agreement is amended by deleting the four lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                         "First Fiscal Quarter                     2.00 to 1.00
                         Second Fiscal Quarter                     1.85 to 1.00





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                         Third Fiscal Quarter                      1.78 to 1.00
                         Fourth Fiscal Quarter                     1.66 to 1.00"

                 (i) Section 7.03(f)(i) of the Credit Agreement is amended by deleting the four lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                          "First Fiscal Quarter                     $26,250,000
                          Second Fiscal Quarter                     $26,250,000
                          Third Fiscal Quarter                      $26,250,000
                          Fourth Fiscal Quarter                     $35,000,000"

                 (j) Section 7.03(f)(iii) of the Credit Agreement is amended by deleting the four lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                         "First Fiscal Quarter                     $121,064,000
                         Second Fiscal Quarter                     $117,257,000
                         Third Fiscal Quarter                      $117,247,000
                         Fourth Fiscal Quarter                     $113,750,000"

                 SECTION 2. Conditions to Effectiveness. The effectiveness of this Eighth Modification Agreement and the amendments set forth in Section 1 hereof shall be subject to receipt by the Administrative Agent of counterparts of this Eighth Modification Agreement executed by (a) Supermarkets, each of the Subsidiary Borrowers, and each of the other Loan Parties and (b) the Required Lenders (or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Required Lenders have executed this Eighth Modification Agreement).

                 SECTION 3.  Reference to and Effect on the Loan Documents.
(a) On and after the effectiveness of this Eighth Modification Agreement, (i) each reference in the Credit Agreement to its name, "this Agreement", "hereunder", "hereof" or words of like import referring thereto, and each reference in the other Loan Documents to such name, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and (ii) each reference in any Loan Document to any term defined in the Credit Agreement shall mean and be a reference to such term as defined therein after giving effect to the amendments set forth herein.

                 (b) Except as specifically amended above, the Credit Agreement, the Guaranty and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Eighth Modification Agreement shall not, except as expressly





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provided herein, operate as a waiver of any right, power or remedy of any
Lender Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 SECTION 4. Execution in Counterparts. This Eighth Modification Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                 SECTION 5. GOVERNING LAW. THIS EIGHTH MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW RULES OF ANY JURISDICTION).





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                 IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Modification Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                              BORROWERS:

                                              FOOD 4 LESS SUPERMARKETS, INC.


                                              By:______________________________
                                                   Title:


                                              ALPHA BETA COMPANY



                                              By:______________________________
                                                 Title:


                                              CALA FOODS, INC.


                                              By:______________________________
                                                   Title:


                                              FALLEY'S, INC.


                                              By:______________________________
                                                   Title:


                                              FOOD 4 LESS MERCHANDISING, INC.


                                              By:______________________________
                                                   Title:

                                        OTHER LOAN PARTIES:

                                        BAY AREA WAREHOUSE STORES, INC.


                                        By ____________________________
                                           Title:


                                        BELL MARKETS, INC.


                                        By ____________________________
                                           Title:


                                        CALA CO.


                                        By ____________________________
                                           Title:


                                        FOOD 4 LESS GM, INC.


                                        By ____________________________
                                           Title:


                                        FOOD 4 LESS OF CALIFORNIA, INC.


                                        By ____________________________
                                           Title:


                                        FOOD 4 LESS OF SOUTHERN CALIFORNIA, INC.


                                        By ____________________________
                                           Title:

                                          CO-AGENTS AND ADMINISTRATIVE AGENT:

                                           BANKERS TRUST COMPANY, as Co-Agent


                                           By:______________________________
                                                Title:


                                           CITICORP NORTH AMERICA, INC., as
                                           Co-Agent and Administrative Agent


                                           By:______________________________
                                                Vice President


                                           CHEMICAL BANK (successor in interest
                                           to Manufacturers Hanover Trust
                                           Company), as Co-Agent


                                           By:______________________________
                                                Title:


                                           LENDERS:

                                           CITICORP NORTH AMERICA, INC.


                                           By:______________________________
                                                Vice President


                                           BANKERS TRUST COMPANY


                                          By:________________________________
                                                Title:


                                          CHEMICAL BANK (successor in interest
                                          to Manufacturers Hanover Trust
                                          Company)


                                           By:______________________________
                                                Title:

                                              BANQUE PARIBAS


                                             By:________________________________
                                                   Title:


                                              THE CHASE MANHATTAN BANK, N.A.


                                              By:______________________________
                                                   Title:


                                              THE INDUSTRIAL BANK OF JAPAN,
                                                   LIMITED


                                              By:______________________________
                                                   Title:


                                              THE LONG-TERM CREDIT BANK OF
                                                   JAPAN, LIMITED


                                              By:______________________________
                                                   Title:


                                              THE MITSUBISHI TRUST AND BANKING
                                                   CORPORATION


                                              By:______________________________
                                                   Title:


                                             CAISSE NATIONALE DE CREDIT AGRICOLE


                                              By:______________________________
                                                   Title:

                                            CREDIT LYONNAIS


                                            By:______________________________
                                                 Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                            By:______________________________
                                                 Title:


                                            ABN AMRO BANK, N.V., LOS ANGELES
                                                 INTERNATIONAL BRANCH


                                            By:______________________________
                                                 Title:


                                            BANCA COMMERCIALE ITALIANA
                                                 LOS ANGELES FOREIGN BRANCH


                                            By:______________________________
                                                 Title:


                                            BANQUE FRANCAISE DU COMMERCE
                                                 EXTERIEUR


                                            By:______________________________
                                                 Title:


                                            DRESDNER BANK AKTIENGESELLSCHAFT
                                                 LOS ANGELES AGENCY

                                             By:________________________________
                                                   Title:

                                              RAIFFEISEN ZENTRALBANK OESTERREICH


                                             By:________________________________
                                                   Title:


                                              SOCIETE GENERALE


                                              By:______________________________
                                                   Title:


                                              THE MITSUI TRUST AND BANKING CO.,
                                                   LIMITED, LOS ANGELES AGENCY


                                              By:_______________________________
                                                   Title:


                                              UNION BANK


                                              By:______________________________
                                                   Title:


                                              UNITED STATES NATIONAL BANK OF
                                                   OREGON


                                              By:______________________________
                                                   Title:

                                              PILGRIM PRIME RATE TRUST


                                              By:______________________________
                                                   Title:


                                              VAN KAMPEN MERRITT PRIME RATE
                                                   INCOME TRUST


                                              By:______________________________
                                                   Title:


                                              BANQUE NATIONALE DE PARIS


                                              By:______________________________
                                                   Title:


                                              RESTRUCTURED OBLIGATIONS BACKED
                                              BY SENIOR ASSETS, B.V.

                                              By:  CHANCELLOR SENIOR SECURED
                                                   MANAGEMENT, INC. as Portfolio
                                                     Advisor


                                                  By:___________________________
                                                        Title:


                                              RESTRUCTURED OBLIGATIONS
                                              BACKED BY SENIOR ASSETS 2 (ROSA 2)

                                              By:  CHANCELLOR SENIOR SECURED
                                                   MANAGEMENT, INC. as Portfolio
                                                     Advisor


                                                    By:_________________________
                                                        Title:

                                          STRATA FUNDING

                                          By:  CHANCELLOR SENIOR SECURED
                                               MANAGEMENT, INC. as Portfolio
                                                 Advisor


                                                By:_________________________
                                                    Title:

                                          CERES FINANCE LTD.

                                          By:  CHANCELLOR SENIOR SECURED
                                               MANAGEMENT, INC. as Portfolio
                                                 Advisor


                                                By:_________________________
                                                    Title:


                                          GIROCREDIT BANK, NEW YORK BRANCH
                                          (formerly Girozentrale Vienna)

                                          By:______________________________
                                               Title:


                                          NICHIJUKIN (USA) Limited


                                          By:______________________________
                                               Title:


                                          PROSPECT STREET SENIOR PORTFOLIO, L.P.

                                          By:  PROSPECT STREET SENIOR LOAN
                                               CORP., Managing General
                                                 Partner


                                               By:__________________________
                                                    Title:

                                          BANQUE INDOSUEZ


                                          By:______________________________
                                               Title:


                                          CITIBANK, N.A.


                                          By:______________________________
                                               Title:


                                          MORGAN GUARANTY TRUST CO.


                                          By:______________________________
                                               Title:


                                          DESIGNATED ISSUERS:

                                          CITIBANK, N.A., as Designated Issuer
                                          for Citicorp North America, Inc.


                                          By:______________________________
                                               Title:  Vice President